UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2017

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 440 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 27, 2017, the registrant consummated the previously announced merger of a wholly owned subsidiary of the registrant with and into Daseke, Inc., with Daseke, Inc. surviving (the “Surviving Company”) as a direct wholly owned subsidiary of the registrant (the “Business Combination”), in accordance with the Agreement and Plan of Merger, dated December 22, 2016, by and among the registrant, HCAC Merger Sub, Inc., Daseke and Don R. Daseke, solely in his capacity as the Stockholder Representative (as defined therein).

In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from Hennessy Capital Acquisition Corp. II to Daseke, Inc., and the Surviving Company, a direct wholly owned subsidiary of the registrant, changed its name to Daseke Companies, Inc. Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Daseke, Inc. and its consolidated subsidiaries at and after the Closing, “Daseke” refers to Daseke, Inc. and its consolidated subsidiaries prior to the Closing, and “Hennessy Capital” refers to the registrant prior to the Closing.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 27, 2017, in connection with the Closing, all of the units previously issued by Hennessy Capital separated into their component parts of one share of the Company’s common stock and one warrant to purchase one half of one share of the Company’s common stock, and the units ceased trading on The Nasdaq Capital Market.

Item 8.01              Other Events.

In connection with the consummation of the Business Combination, on February 27, 2017, the Company’s board of directors (the “Board”) approved a new specimen stock certificate for the Company’s common stock, a new specimen stock certificate for the Company’s 7.625% Series A Convertible Preferred Stock, and a new specimen warrant certificate, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Also on February 27, 2017, the Board established a Nominating & Governance Committee and approved and adopted a charter to govern the Board’s Nominating & Governance Committee. A copy of this charter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index following the signature page below is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2017	DASEKE, INC.

	By:	/s/ Angie J. Moss
	Name:	Angie J. Moss
	Title:	Vice President, Chief Accounting Officer and Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Exhibit
4.1*	Specimen stock certificate for the registrant’s common stock.
4.2*	Specimen stock certificate for the registrant’s 7.625% Series A Convertible Preferred Stock.
4.3*	Specimen warrant certificate.
99.1*	Nominating & Governance Committee Charter adopted by the registrant’s board of directors on February 27, 2017.

*      Filed herewith.

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